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                                                                   EXHIBIT 10.28


                                SECOND AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

         THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of March 2, 1998, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February
19, 1998, hereinafter referred to as the "Effective Agreement."

                                  WITNESSETH:

         WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");

         WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement:

         WHEREAS, on March 2, 1998, the Partnership issued Limited Partnership Interest including 125,155 Partnership Units to Senterra Real Estate Group, L.L.C. ("Senterra") in exchange for the contribution by Senterra to the Partnership of the property and assets, including providing noncompetition agreements (the "Property"), specified in that certain Asset Contribution Agreement dated as of October 7, 1996, as amended on December 31, 1997, and March 2, 1998 (the "Contract");

         WHEREAS, Senterra immediately distributed 83,441, 20,857 and 20,857 Partnership Units to Senterra Corporation, a Texas corporation, Myron G. Blalock III ("Blalock"), and Neil H. Tofsky ("Tofsky"), respectively; and

         WHEREAS, the General Partner desires to amend the Effective Agreement pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to reflect the aforementioned.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:
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         1. In order to reflect the issuance of a Limited Partnership interest including 125,155 Partnership Units to Senterra and Senterra's immediate distribution of 83,441, 20,857 and 20,857 Partnership Units to Senterra Corporation, Blalock, and Tofsky, respectively, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Second Amendment and made a part hereof.

         2. Each of Senterra Corporation, Blalock, and Tofsky hereby acknowledges that it acquired a Limited Partnership Interest in exchange for a Capital Contribution by Senterra of the Property, which Capital Contribution has a Net Asset Value of $8,521,500.

         3. Each of Senterra Corporation, Blalock, and Tofsky hereby acknowledges its acceptance of all of the terms and conditions of the Effective Agreement, including without limitation the power of attorney granted in Section
2.4 of the Effective Agreement, and all of the terms and conditions hereof.

         4. Except as the context may otherwise require, any terms used in this Second Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Second Amendment as in the Effective Agreement.

         5. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

         IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                                        GENERAL PARTNER:

                                        CRESCENT REAL ESTATE EQUITIES, LTD.,
                                        a Delaware corporation, on its own
                                        behalf and as attorney-in-fact for the
                                        Limited Partners pursuant to Sections
                                        2.4 and 14.1.B of the Effective
                                        Agreement

                                        By:    /s/ DAVID M. DEAN
                                               --------------------------------
                                        Name:  DAVID M. DEAN
                                               --------------------------------
                                        Title: Senior Vice President, Law
                                               --------------------------------


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                                        NEW LIMITED PARTNERS:

                                        /s/ MYRON G. BLALOCK, III
                                        ---------------------------------------
                                        Myron G. Blalock, III

                                        /s/ NEIL H. TOFSKY
                                        ---------------------------------------
                                        Neil H. Tofsky


                                        SENTERRA CORPORATION, a Texas
                                        corporation

                                        By: /s/ DOUGLAS W. SCHNITZER
                                            -----------------------------------
                                            Name:  Douglas W. Schnitzer
                                            Title: President

         The undersigned is executing this Second Amendment for the sole purpose of evidencing its contribution to the Partnership of the property and assets specified in the Contract in exchange for a Limited Partnership Interest including 123,155 Partnership Units, and its immediate withdrawal as a Partner in connection with the distribution of 20,857 Partnership Units to each of Blalock and Tofsky, and 83,441 Partnership Units to Senterra Corporation.

                                        SENTERRA REAL ESTATE GROUP, L.L.C., a
                                        Texas limited liability company

                                        By: /s/ NEIL H. TOFSKY
                                            -----------------------------------
                                            Name:  Neil H. Tofsky
                                            Title: President


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